UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 21, 2016

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Issuance of $150 million of Senior Notes

On March 21, 2016, El Paso Electric Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and U.S. Bancorp Investments, Inc. to issue and sell $150,000,000 aggregate principal amount of its 5.000% Senior Notes due December 1, 2044 (the “Senior Notes”). The Senior Notes issued and sold on March 24, 2016 were priced to the public at 104.701% of the principal amount. The net proceeds from the sale of the Senior Notes will be used for general corporate purposes, which may include funding capital expenditures, and to repay outstanding short-term borrowings used for working capital and general corporate purposes under the Company’s Second Amended and Restated Credit Agreement dated as of January 14, 2014. The Senior Notes constitute an additional issuance of the Company’s 5.000% Senior Notes due 2044, of which $150,000,000 was previously issued on December 1, 2014, for a total principal amount outstanding of $300,000,000.

On March 24, 2016, the Senior Notes were issued pursuant to an Indenture dated as of May 1, 2005 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as successor to JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), as amended by the First Supplemental Indenture dated as of May 19, 2008 between the Company and the Trustee, and as further supplemented by Securities Resolution No. 5 approved by the Pricing Committee of the Board of Directors of the Company, dated March 24, 2016. The terms and conditions of the Senior Notes are contained in Securities Resolution No. 5, to which a form of the global note representing the Senior Notes is attached, as well as Securities Resolution No. 4 dated December 1, 2014.

The offering of the Senior Notes has been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a Registration Statement on Form S-3 (Reg. No. 333-198989) filed with the Securities and Exchange Commission (the “SEC”) under the Act, which became automatically effective upon filing on September 26, 2014. The foregoing summaries do not purport to be complete and are subject to, and qualified in their entireties, by the full text of the Underwriting Agreement, Securities Resolution No. 5, Securities Resolution No. 4 and the opinion of Baker Botts L.L.P. regarding the validity of the Senior Notes, attached hereto as Exhibits 1.1, 4.1, 4.2 and 5.1, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 21, 2016, between the Company and Wells Fargo Securities, LLC and U.S. Bancorp Investments, Inc.
4.1	Securities Resolution No. 5 approved by the Pricing Committee of the Board of Directors of the Company, dated March 24, 2016
4.2
Securities Resolution No. 4 approved by the Pricing Committee of the Board of Directors of the Company, dated December 1, 2014 (incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2014)

5.1	Opinion of Baker Botts L.L.P.
23.1	Consent of Baker Botts L.L.P. (contained in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2016

EL PASO ELECTRIC COMPANY
(Registrant)

By:     /s/    NATHAN T. HIRSCHI
Name:    Nathan T. Hirschi
Title:    Senior Vice President - Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 21, 2016, between the Company and Wells Fargo Securities, LLC and U.S. Bancorp Investments, Inc.
4.1	Securities Resolution No. 5 approved by the Pricing Committee of the Board of Directors of the Company, dated March 24, 2016
4.2
Securities Resolution No. 4 approved by the Pricing Committee of the Board of Directors of the Company, dated December 1, 2014 (incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2014)

5.1	Opinion of Baker Botts L.L.P.
23.1	Consent of Baker Botts L.L.P. (contained in Exhibit 5.1)